Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of November 13, 2008, is made and entered into among WYNN RESORTS, LIMITED, a Nevada corporation (the “Borrower”), and each of the Lenders (as hereinafter defined) party hereto.

RECITALS

A.           The Borrower and the Lenders party hereto are parties to that certain Credit Agreement dated as of June 21, 2007 (as amended by Amendment No. 1 to Credit Agreement dated as of August 1, 2008, between the Borrower and the Administrative Agent, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, Deutsche Bank Trust Company Americas, as Administrative Agent (in such capacity, the “Administrative Agent”) on behalf of the Lenders, each lender from time to time party thereto (the “Lenders”) and each of the other banks, financial institutions and other entities from time to time party thereto.

B.           The Borrower has requested that the Lenders agree, subject to the conditions and on the terms set forth in this Amendment, to amend certain provisions of the Credit Agreement as set forth herein.

C.           The Lenders are willing to amend the Credit Agreement, subject to the conditions and on the terms set forth below.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and each of the Lenders party hereto agree as follows:

1.           Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Amendment shall have the meanings given in the Credit Agreement, and the rules of interpretation set forth in the Credit Agreement shall apply to this Amendment.

2.           Amendment.

(a)           Amendment to Section 1.01.  Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition in appropriate alphabetical order:

“Permitted Loan Purchase” means any purchase of Loans by the Borrower in an aggregate principal amount for all such purchases of not more than $650.0 million, which (i) shall close on or before March 31, 2009 and (ii) shall be implemented pursuant to an offer in the form of Exhibit A attached to that certain Amendment No. 2 to Credit Agreement, dated as of November 13, 2008, which offer is made to all Lenders; provided that the initial Permitted Loan Purchase shall be implemented pursuant to an offer in the form of Exhibit B attached to that certain Amendment No. 2 to Credit Agreement, dated as of November 13, 2008, which offer is made to all Lenders.

(b)           Amendment to Section 1.01.  Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Excluded Distributions” to read in its entirety as follows:

““Excluded Distributions” means any (i) amounts permitted to be paid to the Borrower pursuant to Section 7.22 of the Wynn Las Vegas Credit Agreement in respect of management fees or other amounts applied to pay or reimburse management fees, (ii) amounts permitted to be paid to the Borrower pursuant to Section 7.10(c) of the Wynn Las Vegas Credit Agreement or other amounts applied to reimburse the Borrower for, or fund the payment of, overhead expenses incurred by the Borrower or its Affiliates, (iii) royalties and amounts in respect of overhead expenses similar to those described in clause (ii), including those permitted to be paid by Wynn Resorts Macau to the Borrower pursuant to Section 6.1 of Part B of Schedule 5 of the Common Terms Agreement described in the definition of Wynn Macau Credit Agreement, (iv) dividends, distributions and other amounts paid or advanced by Subsidiaries of the Borrower to the Borrower and used to pay interest and other amounts in respect of the Loans, Permitted Subordinated Indebtedness or the Convertible Notes, (v) dividends, distributions and other amounts paid or advanced by Wynn Resorts Macau consisting of cash or Cash Equivalents in an aggregate amount not to exceed $545,000,000, (vi) amounts received by the Borrower or its Subsidiaries from the future sale of any Permit or the ability to use any Permit or a portion of the rights granted under any Permit so long as such sale will not prevent, to any material extent, the Borrower or any Subsidiary thereof from conducting its business in the same manner as prior to such sale or will have any other adverse effect on the Borrower or any Subsidiary thereof or their operations, (vii) dividends, distributions and other amounts paid or advanced to the Borrower or any Restricted Subsidiary thereof and used to fund a Permitted Loan Purchase or make payments of fees and expenses in respect of a Permitted Loan Purchase and (viii) other dividends, distributions and other amounts paid or advanced to the Borrower or any Restricted Subsidiary thereof in an aggregate principal amount during the term of this Agreement not to exceed $500,000,000.”

(c)           Amendment to Section 2.04(a)(i).  The last sentence of Section 2.04(a)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Each prepayment of the Loans pursuant to this Section 2.04(a) shall be paid to the Lenders in accordance with their respective Pro Rata Shares (it being agreed, for the avoidance of doubt, that a Permitted Loan Purchase (and the purchase price paid to any Lender in consideration of the purchase of such Lender’s Loans in connection therewith) does not constitute a prepayment).”

(d)           Amendment to Section 2.12.  Section 2.12 of the Credit Agreement is hereby amended by inserting the following immediately after the first sentence thereof:

“The parties hereby agree, for the avoidance of doubt, that this Section 2.12 does not apply to Permitted Loan Purchases (or the purchase price paid to any Lender in consideration of the purchase of such Lender’s Loans in connection therewith) in an aggregate amount not to exceed $650 million consummated on or prior to March 31, 2009 and implemented pursuant to an offer made to all the Lenders in the form attached hereto as Exhibit A or Exhibit B.”

(e)           Amendment to Section 7.08.  Section 7.08 of the Credit Agreement is hereby amended by deleting the word “and” at the end of subparagraph (g), deleting the period at the end of subparagraph (h) and inserting the following at the end thereof:

“; or

(i)           a Permitted Loan Purchase.”

(f)           Amendment to Section 10.01.  Section 10.01 of the Credit Agreement is hereby amended by deleting the words “Required Lenders” where such words appear at the end of the penultimate paragraph thereof and replacing them with the words “the percentage of Lenders specified in this paragraph.”

(g)           Amendment to Section 10.07(b)(ii)(D).  Section 10.07(b)(ii)(D) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(D) none of the Borrower, any direct or indirect holder of an Equity Interest in the Borrower, or any Affiliate of the Borrower, in any such case other than Mr. Wynn (subject to the following proviso), nor any Person that has been denied an approval or a license, or otherwise found unsuitable by any Gaming Authorities under the Gaming Laws applicable to the Lenders shall be an Eligible Assignee; provided, however, that:

(I)  to the extent that the aggregate amount of unused Commitments and Total Outstandings held by Mr. Wynn exceeds 25% of the aggregate amount of unused Commitments and Total Outstandings held by all Lenders, then notwithstanding any provision of this Agreement to the contrary, (i) Mr. Wynn shall not be entitled to a vote with respect to such excess amount in connection with any amendment, modification, waiver, consent, instruction to the Administrative Agent or any other matter under this Agreement (except that Mr. Wynn shall retain such voting right with respect to the matters described in the first proviso to Section 10.01 that directly affect Mr. Wynn) and (ii) the amount of any such excess shall be excluded from the aggregate amount of unused Commitments, Total Outstandings, and outstanding Loans of any Class under this Agreement for purposes of determining the Required Lenders or any specified percentage of Lenders of any Class;

(II)  Mr. Wynn shall not be permitted to acquire any Loans from and after the date on which the Borrower makes a Permitted Loan Purchase offer to the Lenders; and

(III)  the Borrower shall be permitted to acquire Loans pursuant to a Permitted Loan Purchase so long as any Loans so acquired are cancelled and retired immediately upon closing of such Permitted Loan Purchase.  For the avoidance of doubt, upon such cancellation or retirement of Loans pursuant to a Permitted Loan Purchase, the Loans so cancelled or retired shall be deemed not to be outstanding and to have no principal amount for any purposes under this Agreement.”

3.           Representations and Warranties.  To induce the Lenders to agree to this Amendment, the Borrower represents to the Administrative Agent and the Lenders that as of the date hereof:

(a)           the Borrower has all power and authority to enter into this Amendment and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, this Amendment;

(b)           the execution and delivery of this Amendment and the performance of the obligations of the Borrower hereunder have been duly authorized by all necessary action on the part of the Borrower;

(c)           the execution and delivery of this Amendment by the Borrower and the performance of the obligations of the Borrower hereunder do not and will not conflict with or violate (i) any provision of the articles of incorporation or bylaws (or similar constituent documents) of the Borrower, (ii) any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or Governmental Authority or (iii) any indenture, agreement or instrument to which the Borrower is a party or by which the Borrower or any property of the Borrower, is bound, and do not and will not require any consent or approval of any Person;

(d)           this Amendment has been duly executed and delivered by the Borrower and the Credit Agreement and the other Loan Documents, as modified by the limited amendment hereunder, are the legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(e)           no event has occurred and is continuing or will result from the execution and delivery of this Amendment that would constitute a Default or an Event of Default; and

(f)           each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date this representation is being made, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

4.           Effectiveness of Amendments. This Amendment shall become effective upon execution by the Borrower and the Required Lenders; provided that Section 2(b) hereof will become effective only if and when this Amendment is executed by the Lenders specified under the penultimate paragraph of Section 10.01 of the Credit Agreement and Section 2(d) hereof will become effective only if and when this Amendment is executed by the Lenders specified in Section 10.01(d) of the Credit Agreement.

5.           Special Consent.  Each Lender that executes this Amendment, on behalf of itself and its successors and assigns in its capacity as Lender, hereby irrevocably agrees, for the benefit of each other Lender under the Credit Agreement, that such Lender will not pursue any rights or remedies it may have against any other Lender pursuant to Section 2.12 of the Credit Agreement in connection with any payment received by such other Lender in connection with Permitted Loan Purchases in an aggregate amount not to exceed $650 million consummated on or prior to March 31, 2009 and implemented pursuant to an offer made to all the Lenders in the form attached hereto as Exhibit A or Exhibit B, and each Lender that executes this Amendment, on behalf of itself and its successors and assigns in its capacity as Lender, hereby irrevocably waives any such rights and remedies to the extent described herein.  The foregoing agreement is made for the avoidance of doubt and further assurance to Lenders who may participate in a Permitted Loan Purchase described above, without any implication or admission that any Permitted Loan Purchase would be subject to Section 2.12.

6.           Miscellaneous.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).  This Amendment may be executed in one or more duplicate counterparts and when signed by all of the parties listed below shall constitute a single binding agreement.  Except for the limited amendments set forth in Section 2 hereof, all of the provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.  The foregoing amendments shall be strictly construed in accordance with the express terms thereof.  Except with respect to the matters specifically amended or waived thereby, Sections 2 and 5 above shall not operate as a waiver of any right, remedy, power or privilege of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document.  This Amendment shall be deemed a “Loan Document” as defined in the Credit Agreement.  Sections 10.16(a), 10.16(b) and 10.17 of the Credit Agreement shall apply to this Amendment and all past and future amendments to the Credit Agreement and other Loan Documents as if expressly set forth herein or therein.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their duly authorized officers as of the day and year first above written.

WYNN RESORTS, LIMITED
a Nevada Corporation

By:	/S/ Matt Maddox
Name:	Matt Maddox
Title:	Chief Financial Officer and Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Lender

By:	/S/ Kevin F. Sullivan
Name:	Kevin F. Sullivan
Title:	MD

By:	/S/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

NZC GUGGENHEIM MASTER FUND LIMITED
By: Guggenheim Investment Management, LLC, as its Manager,

as a Lender

By:	/S/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

NZC OPPORTUNITIES (FUNDING) II, LIMITED
By: Guggenheim Investment Management, LLC,
as its Manager,

as a Lender

By:	/S/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

KENNECOTT FUNDING LTD.
By: Guggenheim Investment Management, LLC,
as its Collateral Manager,

as a Lender

By:	/S/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

SANDS POINT FUNDING LTD.
By: Guggenheim Investment Management, LLC,
as its Collateral Manager,

as a Lender

By:	/S/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

COPPER RIVER CLO LTD.
By: Guggenheim Investment Management, LLC,
as its Collateral Manager,

as a Lender

By:	S/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

GREEN LANE CLO LTD.
By: Guggenheim Investment Management, LLC,
as its Collateral Manager,

as a Lender

By:	/S/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

OAK HILL CREDIT PARTNERS II, LIMITED, as a Lender By: Oak Hill CLO Management II, LLC As Investment Manager By: /S/ Scott D. Krase Name: Scott D. Krase Title: Authorized Person	OAK HILL CREDIT PARTNERS III, LIMITED, as a Lender By: Oak Hill CLO Management III, LLC As Investment Manager By: /S/ Scott D. Krase Name: Scott D. Krase Title: Authorized Person

OAK HILL CREDIT PARTNERS IV, LIMITED, as a Lender By: Oak Hill CLO Management IV, LLC As Investment Manager By: /S/ Scott D. Krase Name: Scott D. Krase Title: Authorized Person	OAK HILL CREDIT PARTNERS V, LIMITED, as a Lender By: Oak Hill CLO Management V, LLC As Investment Manager By: /S/ Scott D. Krase Name: Scott D. Krase Title: Authorized Person

LERNER ENTERPRISES, LLC, as a Lender By: Oak Hill Advisors, L.P. as advisor and attorney-in-fact to LernerEnterprises, LLC By: /S/ Scott D. Krase Name: Scott D. Krase Title: Authorized Person	Stichting Pensioenfonds Metaal en Techniek, as a Lender By: Oak Hill Advisors, L.P. As Investment Manager By: /S/ Scott D. Krase Name: Scott D. Krase Title: Authorized Person

Stichting Bedrijfspensionenfonds Voor de Metalektro, as a Lender By: Oak Hill Advisors, L.P. As Investment Manager By: /S/ Scott D. Krase Name: Scott D. Krase Title: Authorized Person	Stichting Mn Services US High Yield Fonds, as a Lender By: Oak Hill Advisors, L.P. As Investment Manager By: /S/ Scott D. Krase Name: Scott D. Krase Title: Authorized Person

OHA CAPITAL SOLUTIONS FINANCING (OFFSHORE) LTD., as a Lender By: /S/ Scott D. Krase Name: Scott D. Krase Title: Authorized Person	OHA CAPITAL SOLUTIONS FINANCING (ONSHORE) LTD., as a Lender By: /S/ Scott D. Krase Name: Scott D. Krase Title: Authorized Person

OHA FINLANDIA CREDIT FUND, as a Lender By: /S/ Scott D. Krase Name: Scott D. Krase Title: Authorized Person	OHA PARK AVENUE CLO I, LTD., as a Lender By: Oak Hill Advisors, L.P. As Investment Manager By: /S/ Scott D. Krase Name: Scott D. Krase Title: Authorized Person

OAK HILL CREDIT ALPHA FINANCE I, LLC,
as a Lender

By:           Oak Hill Alpha Fund, L.P.
Its Member

By:           Oak Hill Credit Alpha Gen Par, L.P.
its General Partner

By:           Oak Hill Credit Alpha MGP, LLC,
its General Partner

By: /S/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person
OAK HILL CREDIT ALPHA FINANCE I (OFSHORE), LTD., as a Lender By: /S/ Scott D. Krase Name: Scott D. Krase Title: Authorized Person

OHSF FINANCING, LTD., as a Lender By: /S/ Scott D. Krase Name: Scott D. Krase Title: Authorized Person	OHSF II FINANCING, LTD., as a Lender By: /S/ Scott D. Krase Name: Scott D. Krase Title: Authorized Person

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD., as a Lender By: /S/ Scott D. Krase Name: Scott D. Krase Title: Authorized Person	GMAM GROUP PENSION TRUST I, as a Lender By: STATE STREET BANK AND TRUST COMPANY, soley as Trustee By: /S/ Timothy Norton Name: Timothy Norton Title: Officer

Morgan Stanley Prime Income Trust
By: Morgan Stanley Investment Management Inc. as Investment Advisor

By:	/S/ Robert Drobny
Name:	Robert Drobny
Title:	Executive Director

VAN KAMPEN
SENIOR INCOME TRUST
By: Van Kampen Asset Management

By:	/S/ Robert Drobny
Name:	Robert Drobny
Title:	Executive Director

Van Kampen Dynamic Credit
Opportunities Fund
By: Van Kampen Asset Management

By:	/S/ Robert Drobny
Name:	Robert Drobny
Title:	Executive Director

VAN KAMPEN
SENIOR LOAN FUND
By: Van Kampen Asset Management

By:	/S/ Robert Drobny
Name:	Robert Drobny
Title:	Executive Director

MSIM Peconic Bay, Ltd.
By: Morgan Stanley Investment Management Inc. as Interim Collateral Manager

By:	/S/ Robert Drobny
Name:	Robert Drobny
Title:	Executive Director

ZODIAC FUND - Morgan Stanley
US Senior Loan Fund.
By: Morgan Stanley Investment Management Inc. as Investment Advisor

By:	/S/ Robert Drobny
Name:	Robert Drobny
Title:	Executive Director

WELLWATER LLC,
as a Lender

By:	/S/ Ralph Finerman
Name:	Ralph Finerman
Title:	Manager

STEPHEN A. WYNN,
as a Lender

By:	/S/ Stephen A. Wynn
Name:	Stephen A. Wynn
Title:

Acknowledged:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as the Administrative Agent

By:	/S/ Kevin F. Sullivan
Name:	Kevin F. Sullivan
Title:	MD

By:	/S/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director